UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 21, 2015

Date of Report (Date of earliest event reported)

CITIZENS HOLDING COMPANY

(Exact name of the registrant as specified in its charter)

MISSISSIPPI	001-15375	64-0666512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive office)	(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operation and Financial Condition.

On July 21, 2015, Citizens Holding Company (the “Company”) issued a press release that announced the earnings for the Company for the second quarter of 2015. This press release, including accompanying financial highlights, is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

On July 21, 2015, the Company issued a press release that announced the earnings for the Company for the second quarter of 2015. This press release, including accompanying financial highlights, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	99.1 Press Release dated July 21, 2015, including financial highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

BY:	/s/ Robert T. Smith
Robert T. Smith
Treasurer and Chief Financial Officer

DATE: July 21, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 21, 2015, including financial highlights